Redeemable Preferred Stock and Warrants	12 Months Ended
Dec. 28, 2014
Equity [Abstract]
Redeemable Preferred Stock and Warrants
Redeemable Preferred Stock and Warrants
In connection with the 2013 Merger on June 7, 2013, Heinz authorized and issued 80,000 shares of 9% Series A Cumulative Redeemable Preferred Stock ("Preferred Stock") and a warrant to purchase approximately 46 million of our common shares, at an exercise price of $0.01 per common share ("Warrant"), for an aggregate purchase price of $8.0 billion. The proceeds were allocated to the Preferred Stock ($7,633 million) and the Warrant ($367 million) on a relative fair value basis. The Warrant is exercisable at any time up until the fifth anniversary of the original issue date.
The 9% annual dividend will accrue whether or not declared by our Board of Directors and will be payable, quarterly in arrears, only when declared and approved by our Board of Directors.
In the event of a liquidation, dissolution, or wind up of Heinz, whether voluntary or involuntary, each Preferred Stock holder is entitled to receive $100,000 per share plus any accrued and unpaid dividends. This payment is to be made before any distribution of assets or proceeds to holders of common stock, or other stock of Heinz ranked junior to the Preferred Stock.
Heinz may not redeem the Preferred Stock for the first three years following the original issue date of June 7, 2013. On or after the third anniversary of the original issue date, Heinz may, at its option, redeem shares of Preferred Stock, at a redemption price paid in cash for each share equal to the sum of (i) the Base Amount per share (as defined below), plus (ii) the accrued and unpaid dividends on each share. The “Base Amount” means one of the following amounts, as applicable:

•	$104,000 per share for any payment made between the third and fourth anniversary of the original issue date;

•	$105,000 per share for any payment made between the fourth and fifth anniversary of the original issue date;

•	$106,000 per share for any payment made between the fifth and sixth anniversary of the original issue date;

•	$107,000 per share for any payment made between the sixth and seventh anniversary of the original issue date; and

•	$108,000 per share for any payment made after the seventh anniversary of the original issue date.
In addition, after the eighth anniversary of the original issue date (June 7, 2021) the holders of the Preferred Stock can require that Heinz undertake a redemption offering, as defined, and use the proceeds net of expenses of such redemption offering to redeem outstanding Preferred Stock at the redemption price of $108,000 per share. If such redemption is for less than all of the outstanding Preferred Stock, the holders of the Preferred Stock can require the Company to undertake additional redemption offerings until no shares of Preferred Stock remain outstanding.  As a result, the Preferred Stock is considered contingently redeemable and is required to be shown in the Company’s consolidated balance sheet separate from stockholders’ equity.  During the Successor period ended December 29, 2013, the carrying value of the Preferred Stock has been adjusted from its initial carrying value to the applicable initial redemption price of $104,000, which resulted in a $687 million increase in Preferred Stock and a corresponding increase in the net loss attributable to common shareholders and the related net loss per common share.  In the event the Preferred Stock is not redeemed after the third anniversary date, we will be required to record further accretion adjustments from the fourth to the eighth anniversary dates to the applicable redemption prices up to the maximum redemption price of $108,000.